Victory Funds

Victory RS Global Fund

Supplement dated November 3, 2016

to the Summary Prospectus dated July 29, 2016 (“Prospectus”)

The following information hereby supersedes or supplements information contained in the Prospectus and is effective on November 7, 2016.

1.              Expense Examples.  Certain information in the tables under “Example” is hereby deleted and replaced by the following:

	3 Year	5 Years	10 Years
Class A	$1,009	$1,342	$2,282
Class C	$699	$1,220	$2,650
Class R	$569	$980	$2,126
Class Y	$374	$680	$1,550

The following example makes the same assumptions as the example above, except that it assumes you do not sell your shares at the end of the period.

	3 Year	5 Years	10 Years
Class C	$699	$1,220	$2,650

2.              Class R performance.  The following is added as a new paragraph under “Fund Performance”:

Class R performance information that is published in other materials, including the Fund’s website, and includes performance for periods after August 15, 2016 reflects capital contributions by the Adviser in the form of expense reimbursements that were made at a time when the total assets of Class R shares were small due to a large shareholder redemption.  Without taking into consideration the effect of these expense reimbursements, the performance of the Class R shares for the same periods would have been lower.  Performance would be similar, exclusive of any class-specific differences in fees and expenses, to the performance of the Fund’s other share classes, which more accurately reflect the Fund’s performance during such periods.  The impact of the expense reimbursements on performance in future periods will vary due to fluctuations in Class R total assets and the amount of any reimbursements.

3.              Phone number change. Victory Funds’ shareholder service team can be contacted by phone at 800-539-FUND (800-539-3863). All references in the Prospectus to 800-766-3863 are hereby deleted.

4.              Purchase and Sale of Fund Shares. The paragraph below the “Investment Minimums” table which refers to Boston Financial Data Services is deleted in its entirety and replaced by the following:

You may redeem your shares on any business day when the New York Stock Exchange is open by telephone (with prior appropriate approval) or by mail.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.